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                                                                   EXHIBIT 10.11

A.       Executive Officers party to Severance Agreement (Form A)

         Gary Peterson

B.       Executive Officers party to Severance Agreement (Form B)

         Jeffrey Rutherford
         Harold Mulet
         Eugene O'Donnell

C.       Executive Officers party to Severance Agreement (Form C)

         Edward Cornell
         Ross Pollock
         Ryan Vero